UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2021 (March 10, 2021)

Date of Report (Date of earliest event reported)

Archimedes Tech SPAC Partners Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40193	86-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2093 Philadelphia Pike #1968 Claymont, DE 19703	19703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 560 4753

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one subunit and one-quarter of one warrant	ATSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one share of common stock, $0.0001 par value, and one-quarter of one warrant	ATSPT	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	ATSP	The Nasdaq Stock Market LLC

Redeemable warrants	ATSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2021, the Company’s registration statements (File No. 333-253108) relating to the initial public offering (“IPO”) of Archimedes Tech SPAC Partners Co. (the “Company”) was declared effective by the Securities and Exchange Commission. On the same day, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission to register additional securities (File No. 333-254114) (together, the “Registration Statements”). In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statements:

●	An Underwriting Agreement, dated March 10, 2021, by and between the Company and EarlyBirdCapital, Inc.;

●	A Warrant Agreement, dated March 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Letter Agreement, dated March 10, 2021, by and between the Company’s sponsor, initial stockholders, officers and directors;

●	An Investment Management Trust Agreement, dated March 10, 2021, by and between Continental Stock Transfer & Trust Company and the Company;

●	An Escrow Agreement, dated March 10, 2021, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company;

●	Indemnity Agreements, dated March 10, 2021, by and among the Company and the directors and officers of the Company;

●	A Subscription Agreement, dated March 10, 2021, by and between the Company and Archimedes Tech SPAC Sponsors LLC;

●	A Subscription Agreement, dated March 10, 2021, by and between the Company and EarlyBirdCapital, Inc.;

●	A Registration Rights Agreement, dated March 10, 2021, by and among the Company, the Company’s sponsor, EarlyBirdCapital, Inc., and the initial shareholders of the Company; and

●	An Administrative Services Agreement, dated March 10, 2021, between the Company and SPAC Partners LLC.

On March 15, 2021, the Company consummated the IPO of 12,000,000 units (the “Units”). Each Unit consisting of one subunit (the “Subunits”) and one-quarter of one redeemable warrant (the “Warrant(s)”). Each Subunit consists of one share of common stock of the Company, $0.0001 par value (the “Common Stock”), and one-quarter of one Warrant; each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,800,000 additional Units to cover over-allotments, if any.

As of March 15, 2021, a total of $120,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of March 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Archimedes Tech SPAC Sponsors LLC and EarlyBirdCapital, Inc. of 390,000 units (the “Private Units”), generating total proceeds of $3,900,000.

The Private Units are identical to the Units sold as part of the public Units in this offering. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 10, 2021, by and between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated March 10, 2021, by and between the Company’s sponsor, initial stockholders, officers and directors.

10.2	Investment Management Trust Agreement, dated March 10, 2021, by and between Continental Stock Transfer & Trust Company and the Company.

10.3	Escrow Agreement, dated March 10, 2021, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company.

10.4	Registration Rights Agreement, dated March 10, 2021, by and among the Company, the Company’s sponsor, EarlyBirdCapital, Inc., and the initial shareholders of the Company.

10.5	Indemnity Agreements, dated March 10, 2021, by and among the Company and the directors and officers of the Company.

10.6	Subscription Agreement, dated March 10, 2021, by and between the Company and Archimedes Tech SPAC Sponsors LLC.

10.7	Subscription Agreement, dated March 10, 2021, by and between the Company and EarlyBirdCapital, Inc.

10.8	Administrative Services Agreement, dated March 10, 2021, between the Company and SPAC Partners LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021

ARCHIMEDES TECH SPAC PARTNERS CO.

By:	/s/ Stephen N. Cannon
Name:	Stephen N. Cannon
Title:	Chief Executive Officer

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